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                                  EXHIBIT 10.15

                               EVANS NATIONAL BANK
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

ARTICLE 1 PARTICIPATION AGREEMENT

      I, _____________, acknowledge my selection as a Participant in the Evans National Bank Supplemental Executive Retirement Plan in accordance with
      Section 2.1 of the Plan. Additionally, I acknowledge that I have read the Plan document and agree to be bound by its terms.

Executed this __ day of ___________,____.

_________________________________________
Participant

_________________________________________
Witness

Accepted by Evans National Bank

By: _____________________________________

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